UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 30, 2013

Image Sensing Systems, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-26056	41-1519168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Spruce Tree Centre, 1600 University Avenue West, St. Paul, Minnesota		55104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code   (651) 603-7700

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a)  On May 30, 2013, Image Sensing Systems, Inc. (the “Company”) held its 2013 Annual Meeting of Shareholders.  Of the 4,970,162 shares of the Company’s common stock outstanding and entitled to vote, 3,567,577 shares, or 71.8%, were represented at the meeting.

(b)  During the annual meeting, the shareholders voted on the following matters:

Proposal 1.  Election of Directors

	Votes For	Votes Withheld	Broker Non-Votes

Kris B. Tufto	2,099,222	47,074	1,421,281

James W. Bracke	2,067,989	78,307	1,421,281

Thomas G. Hudson	2,067,989	78,307	1,421,281

Dale E. Parker	2,067,989	78,307	1,421,281

Proposal 2.  Ratification of appointment of our Independent Registered Public Accounting Firm.

Votes For	Votes Against	Abstain

3,354,323	205,700	7,554

Proposal 3.  The stockholders approved, on an advisory (non-binding) basis, the compensation of our named officers.

Votes For	Votes Against	Abstain	Broker Non-Votes

1,895,584	242,712	8,0000	1,421,281

Proposal 4.  The stockholders voted, on an advisory (non-binding) basis, on the frequency of which the Company should hold future advisory votes on executive compensation.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes

2,016,596	22,325	106,055	1,320	1,421,281

(d)  Consistent with the Company shareholders’ vote at the 2013 annual meeting, the Company’s Board of Directors has decided that the Company will include the advisory (non-binding) proposal on the compensation of its executives in its proxy statement on an annual basis.

Section 7 – Regulation FD

Item 7.01  Regulation FD Disclosure.

At the meeting of the Company’s Board of Directors held on May 30, 2013, Thomas G. Hudson was appointed to the Audit Committee of the Board, which now consists of Dale E. Parker (Chair), Mr. Hudson and James W. Bracke.  In addition, at the Board meeting, the Board appointed Mr. Hudson to the Compensation Committee, which now consists of Mr. Hudson (Chair), Mr. Bracke and Mr. Parker.  Finally, the Board appointed Mr. Hudson to the Nominating and Corporate Governance Committee, which now consists of Mr. Bracke (Chair), Mr. Hudson and Mr. Parker.

The Board has determined that the Directors serving on the Board’s Committees as described in the foregoing paragraph are independent directors within the meaning of Rule 5605(a)(2) of the NASDAQ Listing Rules.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Image Sensing Systems, Inc.

Date: June 4, 2013
By	/s/ Gregory R. L. Smith
Gregory R. L. Smith Chief Financial Officer (Principal Financial Officer)

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